SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                            Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[  ] Preliminary Proxy Statement  [_]   Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))

[_] Definitive proxy statement
[X] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-12

                              Loomis Sayles Funds I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5) Total fee paid:
         -----------------------------------------------------------------------
[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------
         (1) Amount Previously Paid:
         -----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         (3) Filing Party:
         -----------------------------------------------------------------------
         (4) Date Filed:
         -----------------------------------------------------------------------

Excerpts of www.loomissayles.com website:

On homepage:

Online proxy voting is now available for all shareholders. [Links to page below]
-------------------

Loomis Sayles & Company, L.P.: Online Proxy Voting


                  Online Proxy Voting

                  IXIS Asset Management Distributors, L.P. has announced an important proposal regarding many of our funds, which requires a shareholder vote.

                  The Special Meeting of Shareholders was held on June 2, 2005 and was adjourned for certain funds to allow for the solicitation of additional necessary votes in connection with the proposal to change the Declarations of Trust. The meeting has been rescheduled for June 22, 2005 at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts, 02116. Funds still eligible to vote for the proposal to change the Declarations of Trust are listed below.

                          [Link] Proxy letter to shareholders*
                          [Link] Official proxy statement*
                          [Link to vote.proxy-direct.com] Enter our Electronic
                                        Proxy Voting Center